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                                                                  EXHIBIT 23.3

                           INDEPENDENT AUDITOR CONSENT



         We hereby consent to the incorporation by reference in this Registration Statement of Virtual Technology Corporation on Form S-8 of our report dated April 11, 1997, appearing in the Company Registration Statements on Form 10-K filed May 6, 1999.



                                         /s/ COPELAND, BUHL & COMPANY, P.L.L.P.



August 18, 1999
Wayzata, Minnesota